UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 17, 2002

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

        DELAWARE                                                 36-3252484
(State or other jurisdiction        000-29598                 (I.R.S. employer
    of incorporation)        (Commission file number)        identification no.)

   501 W. NORTH AVENUE                                              60160
  MELROSE PARK, ILLINOIS                                          (Zip Code)
 (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         (a) On April 17, 2002, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended March 31, 2002. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

     Exhibit 99.1     Press Release dated April 17, 2002.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDWEST BANC HOLDINGS, INC.


Date:  April 17, 2002                  By: /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 99.1        Press Release dated April 17, 2002

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